UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2017

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On April 18, 2017, the Registrant issued a press release to report earnings for the quarter ended March 31, 2017. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Section 8 – Other Events

Item 8.01.  Other Events.

On April 18, 2017, the Board of Directors of the Registrant declared a 10% stock dividend payable to shareholders of record as of May 5, 2017 and to be paid on May 19, 2017.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

 Exhibit 99.1 – Press Release regarding earnings, dated April 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARKE BANCORP, INC.
Date: April 18, 2017	By:	/s/ John F. Hawkins
John F. Hawkins Senior Vice President and Chief Financial Officer (Duly Authorized Representative)